MONTHLY SERVICER'S CERTIFICATE

                                  PEOPLE'S BANK

                     People's Bank Credit Card Master Trust

                    For the July 9, 1999 Determination Date

                      For the June 1999 Monthly Period

The undersigned, a duly authorized representative of People's Bank, as Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1997, (as heretofore amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement") by and between People's Bank and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered.
    This Certificate is delivered pursuant to subsection 3.4 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

2.  People's Bank is Servicer under the Pooling and Servicing Agreement.

3.  The undersigned is a Servicing Officer.

4. The date of this Certificate is July 9, 1999, which is a Determination Date under the Pooling and Servicing Agreement.

5.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 5(a) plus 5(b)) was equal to...$   386,813,056.63

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of
    Finance Charge Receivables") was equal to...............$    36,256,663.52

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of
    Principal Receivables") was equal to....................$   350,556,393.11

6.  The aggregate amount of Receivables as of the end of the last day of the preceding Monthly Period was equal to...................$ 2,618,122,806.35

7. Attached hereto is a true and correct copy of the statements required to be delivered by the Servicer on the date of this Certificate to the Paying Agent pursuant to Article V.

8. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:
                  "NONE"

9. The amount by which the Aggregate Principal Receivables exceeds the Aggregate Principal Receivables required to be maintained pursuant to the
    Pooling and Servicing Agreement, is equal to............$  246,310,909.48

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 9th Day of July 1999.

PEOPLE'S BANK
Servicer

By : /s/Lisa Brooks
     Name:  Lisa Brooks
     Title: Vice President

                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate

                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1995-1

                    For the July 9, 1999 Determination Date

                      For the June 1999 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    61,194,127.36

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1995-1 was equal
    to......................................................$     5,735,832.45

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
    Receivables") allocated to Series 1995-1 was equal to...$    55,458,294.91

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1995-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1995-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$     5,735,832.45

3.  (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1995-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

   (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date, will
   be.......................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1995-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1995-1 on the next succeeding Transfer
    Date is equal to........................................$       226,801.48

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next succeeding
    Transfer Date is equal to...............................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1995-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      1,642,708.33
    Total..................................................$      1,642,708.33

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         88,958.33
    Total..................................................$         88,958.33


8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1996-1

                    For the July 9, 1999 Determination Date

                      For the June 1999 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    61,194,127.36

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1996-1 was equal
    to......................................................$     5,735,832.45

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1996-1 was equal to....$    55,458,294.91

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1996-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1996-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$     5,735,832.45

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1996-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1996-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1996-1 on the next succeeding Transfer
    Date is equal to........................................$       226,801.48

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1996-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      1,622,593.75
    Total..................................................$      1,622,593.75

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         92,531.25
    Total..................................................$         92,531.25

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.

                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1997-1

                    For the July 9, 1999 Determination Date

                      For the June 1999 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    76,492.659.21

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1997-1 was equal
    to......................................................$     7,169,790.57

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1997-1 was equal to....$    69,322,868.64

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1997-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1997-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$     7,169,790.57

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1997-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1997-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1997-1 on the next succeeding Transfer
    Date is equal to........................................$       283,501.86

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1997-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      1,808,906.25
    Total..................................................$      1,808,906.25

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        149,273.44
    Total..................................................$        149,273.44

    Collateral Interest
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        132,434.90
    Total..................................................$        132,434.90

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1997-2

                    For the July 9, 1999 Determination Date

                      For the June 1999 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    76,492,659.21

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1997-2 was equal
    to......................................................$     7,169,790.57

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1997-2 was equal to....$    69,322,868.64

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1997-2 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1997-2 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$     7,169,790.57

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1997-2, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1997-2 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1997-2 on the next succeeding Transfer
    Date is equal to........................................$       283,501.86

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1997-2 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      1,812,447.92
    Total..................................................$      1,812,447.92

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        149,554.69
    Total..................................................$        149,554.69

    Collateral Interest
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        142,122.40
    Total..................................................$        142,122.40

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1998-1

                    For the July 9, 1999 Determination Date

                      For the June 1999 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   61,194,127.36

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1998-1 was equal
    to......................................................$    5,735,832.45

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1998-1 was equal to....$   55,458,294.91

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1998-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1998-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    5,735,832.45

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1998-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1998-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1998-1 on the next succeeding Transfer
    Date is equal to........................................$       226,801.48

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1998-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      1,465,610.42
    Total..................................................$      1,465,610.42

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        119,868.75
    Total..................................................$        119,868.75

    Collateral Interest
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         91,041.67
    Total..................................................$         91,041.67

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1995-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                      52
Monthly Period Ended                                           June 30, 1999
Distribution Date                                              July 15, 1999
Determination Date                                              July 9, 1999
Number of Days in Period                                                  30

1.  Trust Activity Series 1995-1

    Beginning of Month - Aggregate Principal Receivables     2,528,432,535.91

    Principal Collections on the Receivables                   350,556,393.11

    Finance Charge Collections on the Receivables               36,256,663.52

    Receivables in Defaulted Accounts                           16,328,788.00

    End of Month - Aggregate Principal Receivables           2,618,122,806.35

    Investor Interest Series 1995-1                            400,000,000.00
    Investor Interest Series 1996-1                            400,000,000.00
    Investor Interest Series 1997-1                            500,000,000.00
    Investor Interest Series 1997-2                            500,000,000.00
    Investor Interest Series 1998-1                            400,000,000.00
    Seller Principal Receivables                               418,122,806.35

    Total Investor Percentage with respect to...
                           Finance Charges                        15.2781221%
                           Charged-Off Accounts                   15.2781221%
                           Principal Receivables                  15.2781221%

    Class A Percentage with respect to...
                           Finance Charges                        14.5142160%
                           Charged-Off Accounts                   14.5142160%
                           Principal Receivables                  14.5142160%

    Class B Percentage with respect to...
                           Finance Charges                         0.7639061%
                           Charged-Off Accounts                    0.7639061%
                           Principal Receivables                   0.7639061%

    Seller Percentage with respect to ...
                           Finance Charges                        15.9703283%
                           Charged-Off Accounts                   15.9703283%
                           Principal Receivables                  15.9703283%

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                 5,449,040.83


    Class A Monthly Cap Interest Payable to Class A Certificateholders
    (See "Calculation of Certificate Interest" #3)               1,642,708.33
     Unpaid Class A Monthly Cap Interest                                 0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                633,333.33
     Unpaid Class A Monthly Servicing Fee                                0.00

    Class A Investor Default Amount                              2,454,065.65
     Unpaid Class A Investor Default Amount                              0.00

    Unreimbursed Class A Investor Charge-offs                            0.00
     Unpaid unreimbursed Class A Investor Charge-offs                    0.00

    Excess Spread from Class A Available Finance Charge
     Collections                                                   718,933.52

    Class A Required Amount                                              0.00

    Class B Available Finance Charge Collections                   286,791.62

    Class B Monthly Cap Interest Payable to Class B Certificateholders
    (See "Calculation of Certificate Interest" #3)                  88,958.33
     Unpaid Class B Monthly Cap Interest                                 0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 33,333.33
     Unpaid Class B Monthly Servicing Fee                                0.00

    Class B Investor Default Amount                                129,161.35
     Unpaid Class B Investor Default Amound                              0.00

    Unreimbursed Class B Investor Charge-offs                            0.00
     Unpaid unreimbursed Class B Investor Charge-offs                    0.00

    Excess Spread from Class B Available Finance Charge
     Collections                                                    35,338.61

    Class B Required Amount                                              0.00

    Total Excess Spread                                            754,272.13


    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Investor Default Amount                                            0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class B
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class B
      Monthly Servicing Fee                                              0.00
     Excess Spread used to satisfy remaining unpaid Class B
      Investor Default Amount                                            0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining unpaid Class A
       Monthly Cap Interest                                              0.00
      Shared Finance Charges used to satisfy remaining unpaid Class A
       Monthly Servicing Fee                                             0.00
      Shared Finance Charges used to satisfy remaining unpaid Class A
       Investor Default Amount                                           0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy remaining Class A
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Monthly Cap Interest                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Monthly Servicing Fee                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Investor Default Amount                                   0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Class B Reallocated Principal Collections used to satisfy remaining
     Class A Required Amount                                             0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                     0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                    0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                  0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs        0.00
      Remaining Class A Required Amount                                  0.00

    Class B Reallocated Investor Interest used to satisfy remaining
     Class A Required Amount                                             0.00
      Class B Reallocated Investor Interest used to satisfy remaining
       unpaid Class A Monthly Cap Interest                               0.00
      Class B Reallocated Investor Interest used to satisfy remaining
       unpaid Class A Monthly Servicing Fee                              0.00
      Class B Reallocated Investor Interest used to satisfy remaining
       unpaid Class A Investor Default Amount                            0.00
      Class B Reallocated Investor Interest used to satisfy remaining
       unpaid unreimbursed Class A Investor Charge-offs                  0.00
      Remaining Class A Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class B Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining unpaid Class B
       Monthly Cap Interest                                              0.00
      Shared Finance Charges used to satisfy remaining unpaid Class B
       Monthly Servicing Fee                                             0.00
      Shared Finance Charges used to satisfy remaining unpaid Class B
       Investor Default Amount                                           0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                         0.00
      Remaining Class B Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy remaining Class B
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class B Investor Default Amount                                   0.00
      Cash Collateral Withdrawal used to satisfy unpaid unreimbursed
       Class B Investor Charge-offs                                      0.00
      Remaining Class B Required Amount                                  0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy reimbursements of Class B Investor
     Interest                                                            0.00

    Excess Spread used to satisfy deposits into Required Cash
     Collateral Account                                                  0.00

    Excess Spread used to satisfy shortfalls of the Class A Interest
     Payments                                                            0.00

    Excess Spread used to satisfy shortfalls of the Class B Interest
     Payments                                                            0.00

    Excess Spread used to satisfy payments per Loan Agreement      754,272.13

    Excess Spread used to satisfy Class A Excess Interest                0.00

    Excess Spread used to satisfy Class B Excess Interest                0.00

    Remaining Excess Spread after Funding Spread Account
     (Shortfall) (dollars)                                               0.00
    Remaining Excess Spread after Funding Spread Account
     (Shortfall) (percentage of Investor Interest)                       0.00%

    Class A Investor Certificate Interest Shortfall (Deficiency Amounts) 0.00

    Class A Charge-offs                                                  0.00
    Unreimbursed Class A Charge Offs                                     0.00
    Unreimbursed Class A Charge Offs per $1,000 Original Investment      0.00

    Class A Monthly Servicing Fee Shortfall                              0.00

    Class B Investor Certificate Interest Shortfall                      0.00

    Class B Charge-offs                                                  0.00
    Unreimbursed Class B Charge Offs                                     0.00
    Unreimbursed Class B Charge Offs per $1,000 Original Investment      0.00

    Class B Monthly Servicing Fee Shortfall                              0.00

    Available Principal Collections                             55,458,294.91

    Monthly Principal Payable To Class A Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Payable To Class B Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                 58,041,521.91

    (Net Deposit)/Draws on Shared Principal Collections                  0.00

    Required Shared Finance Charge Collections from other Series         0.00
    Draw on Shared Finance Charge Collections from other Series          0.00

    Withdrawal from Cash Collateral Account                              0.00

    Class B Investor Certificate Interest Shortfall (Deficiency Amounts) 0.00

    Required Shared Finance Charge Collections for other Series          0.00
    Deposit of Shared Finance Charge Collections for other Series        0.00

    Total Distribution to Class A Investors                      1,642,708.33
    Total Distribution to Class A Investors per $1,000 Invested          4.32

    Total Distribution to Class B Investors                         88,958.33
    Total Distribution to Class B Investors per $1,000 Invested          4.45

3.  Calculation of Certificate Interest

    Class A Certificate Rate                                         5.18750%
    Class A Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class A Deficiency Amount                           0.00

    Class A Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class A Certificate Interest                      1,642,708.33

    Expected Class A Principal                                 380,000,000.00
    This Month Class A Cap Shortfall                                     0.00
    Class A Excess Interest                                              0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          1,642,708.33
    Total Class A Interest Distributable per $1,000 of Class A
     Original Investment                                                 4.32

    Class B Certificate Rate                                         5.33750%
    Class B Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class B Deficiency Amount                           0.00

    Class B Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class B Certificate Interest                         88,958.33

    Expected Class B Principal                                  20,000,000.00
    This Month Class B Cap Shortfall                                     0.00
    Class B Excess Interest                                              0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                             88,958.33
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                                 4.45

    Total Certificate Interest Distributable to
     Certificateholders                                          1,731,666.66
    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                 4.33

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                400,000,000.00

    Beginning Class A Interest                                 380,000,000.00

    Class A Available Principal Collections                     52,685,380.16

    Class A Monthly unreimbursed Charge-Offs                             0.00
    Total Class A Monthly Principal                             55,139,445.81

    Class A Monthly Principal Reinvested in Receivables         55,139,445.81

    Class A Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class A Certificateholders              0.00

    Class A Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class A Certificateholders              0.00
    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                          0.00

    Beginning Class B Interest                                  20,000,000.00

    Class B Available Principal Collections                      2,772,914.75
    Class B Monthly unreimbursed Charge-Offs                             0.00
    Total Class B Monthly Principal                              2,902,076.10

    Class B Reallocated Principal                                        0.00
    Prior Month's Cumulative Class B Reallocated Principal Collections   0.00
    Class B Reallocated Investor Interest                                0.00
    Prior Month's Cumulative Class B Reallocated Investor Interest       0.00

    Class B Monthly Principal Reinvested in Receivables          2,902,076.10

    Class B Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class B Certificateholders              0.00

    Required Shared Principal Collections for other Series               0.00
    Deposit of Shared Principal Collections for other Series             0.00
    Required Shared Principal Collections from other Series              0.00
    Draw on Shared Principal Collections from other Series               0.00

    Class B Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class B Certificateholders              0.00
    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                          0.00

    Ending Investor Interest                                   400,000,000.00
    Ending Class A Interest                                    380,000,000.00
    Ending Class B Interest                                     20,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
      Amount to 7 decimal places)                                   1.0000000

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                      2.00%

   Beginning Class A Investor Interest                         380,000,000.00
   Beginning Class B Investor Interest                          20,000,000.00
   Beginning Investor Interest                                 400,000,000.00

   Class A Monthly Servicing Fee                                   633,333.33
   Class B Monthly Servicing Fee                                    33,333.33
   Total Monthly Servicing  Fee                                    666,666.67

7.  Cash Collateral Account Activity

    Beginning of Month Balance                                  36,000,000.00

    Required Cash Collateral Account Amount                     36,000,000.00

    Excess Spread used to satisfy payments per Loan Agreement      754,272.13

    Cash Collateral Account Deposits                                     0.00

    Reinvestment Income Received on Cash Collateral Account         75,468.23

    Aggregate Cash Collateral Account Draws                              0.00

    Available Cash Collateral Amount     (Dollars)              36,000,000.00
    Available Cash Collateral Amount     (Percentage)                   9.00%

8.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                             106,154,275.52
                           Percent Dollars                              4.05%
                           Number of Accts                             33,630
                           Percent Number of Accts                      1.66%

    31-60 days past due    Dollars                              27,412,447.27
                           Percent Dollars                              1.05%
                           Number of Accts                              7,001
                           Percent Number of Accts                      0.35%

    61-90 days past due    Dollars                              18,833,541.39
                           Percent Dollars                              0.72%
                           Number of Accts                              4,294
                           Percent Number of Accts                      0.21%

    91-120 days past due   Dollars                              16,104,460.60
                           Percent Dollars                              0.62%
                           Number of Accts                              3,590
                           Percent Number of Accts                      0.18%

    121-150 days past due  Dollars                              14,093,617.35
                           Percent Dollars                              0.54%
                           Number of Accts                              2,869
                           Percent Number of Accts                      0.14%

    151-180 days past due  Dollars                              12,199,552.29
                           Percent Dollars                              0.47%
                           Number of Accts                              2,436
                           Percent Number of Accts                      0.12%

    181 + days past due    Dollars                               5,366,934.66
                           Percent Dollars                              0.20%
                           Number of Accts                              1,055
                           Percent Number of Accts                      0.05%

9. Base Rate Calculation

   Gross Yield                                                    17.21%

   Percentage on Default Accounts                                  7.75% (1)(2)

   Portfolio Yield   (net of losses)                               9.46% (1)(2)

   Base Rate                                                       7.20%

   Excess of Portfolio Yield over Base Rate                        2.26% (1)(2)

10. Number of Accounts in the Trust

    Number of Additional Accounts                                    153 278
    Number of Expired Removed Accounts                                50,547
    Number of Removed Accounts                                        39 933
    Number of Automatic Additonal Accounts                               383
    Ending Number of Accounts                                      2,024,191

(1) During the fourth quarter of 1998, People's Bank modified its methodology for charging off delinquent credit card receivables. The Bank will now charge-off as a loan loss credit card receivables in the month in which the receivable becomes 181 days past due. The prior practice had been to charge-off delinquent receivables between the 210th through the 240th day of delinquency. For the People's Bank Credit Card Master Trust (the "Trust"), this modification will result in approximately $17 million of additional Defaulted Receivables and a corresponding decrease in delinquent Receivables (based on the level of delinquent Receivables 181 days past due on December 31, 1998). For operational purposes, this change will be phased-in over a period of up to 12 months which commenced with the January 1999 Monthly Period. Investors should note that for People's Bank's financial reporting purposes, the entire amount of additional charge-offs was recognized during the fourth quarter of 1998.

For the June 1999 Monthly Period, the additional Defaulted Receivables resulting from this change of methodology are $2,201,246.29 or 1.04%.

(2) As a result of recent changes in regulatory guidelines, the Bank has adopted a new methodology for charging off bankruptcies. The new policy is being phased inover the balance of the calendar year and during that period will generally have the effect of lowering the reported Default Amount and Default Percentage, compared to the method previously used. For the June 1999 Monthly Period, the reductions in the Default Amount and Default Percentage due to the change in policy are approximately $575,000.00 and 0.27%, respectively, based on a pro-rata allocation of charge-offs to Receivables in the People's Bank Credit Card Master Trust. The magnitude of the reduction is expected to be less in future months.


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1996-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                      36
Monthly Period Ended                                           June 30, 1999
Distribution Date                                              July 15, 1999
Determination Date                                              July 9, 1999
Number of Days in Period                                                  30

1.  Trust Activity Series 1996-1

    Beginning of Month - Aggregate Principal Receivables     2,528,432,535.91


    Principal Collections on the Receivables                   350,556,393.11

    Finance Charge Collections on the Receivables               36,256,663.52

    Receivables in Defaulted Accounts                           16,328,788.00

    End of Month - Aggregate Principal Receivables           2,618,122,806.35

    Investor Interest Series 1995-1                            400,000,000.00
    Investor Interest Series 1996-1                            400,000,000.00
    Investor Interest Series 1997-1                            500,000,000.00
    Investor Interest Series 1997-2                            500,000,000.00
    Investor Interest Series 1998-1                            400,000,000.00
    Seller Principal Receivables                               418,122,806.35

    Total Investor Percentage with respect to...
                           Finance Charges                        15.2781221%
                           Charged-Off Accounts                   15.2781221%
                           Principal Receivables                  15.2781221%

    Class A Percentage with respect to...
                           Finance Charges                        14.4760207%
                           Charged-Off Accounts                   14.4760207%
                           Principal Receivables                  14.4760207%

    Class B Percentage with respect to...
                           Finance Charges                         0.8021014%
                           Charged-Off Accounts                    0.8021014%
                           Principal Receivables                   0.8021014%

    Seller Percentage with respect to ...
                           Finance Charges                        15.9703283%
                           Charged-Off Accounts                   15.9703283%
                           Principal Receivables                  15.9703283%

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                 5,434,701.25

    Class A Monthly Cap Interest Payable to Class A Certificateholders
    (See "Calculation of Certificate Interest" #3)               1,622,593.75
     Unpaid Class A Monthly Cap Interest                                 0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                631,666.67
     Unpaid Class A Monthly Servicing Fee                                0.00

    Class A Investor Default Amount                              2,447,607.58
     Unpaid Class A Investor Default Amount                              0.00

    Unreimbursed Class A Investor Charge-offs                            0.00
     Unpaid unreimbursed Class A Investor Charge-offs                    0.00

    Excess Spread from Class A Available Finance Charge
     Collections                                                   732,833.25

    Class A Required Amount                                              0.00

    Class B Available Finance Charge Collections                   301,131.20

    Class B Monthly Cap Interest Payable to Class B Certificateholders
    (See "Calculation of Certificate Interest" #3)                  92,531.25
     Unpaid Class B Monthly Cap Interest                                 0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 35,000.00
     Unpaid Class B Monthly Servicing Fee                                0.00

    Class B Investor Default Amount                                135,619.42
     Unpaid Class B Investor Default Amount                              0.00

    Unreimbursed Class B Investor Charge-offs                            0.00
     Unpaid unreimbursed Class B Investor Charge-offs                    0.00

    Excess Spread from Class B Available Finance Charge
     Collections                                                    37,980.53

    Class B Required Amount                                              0.00

    Total Excess Spread                                            770,813.78

    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Investor Default Amount                                            0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class B
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class B
      Monthly Servicing Fee                                              0.00
     Excess Spread used to satisfy remaining unpaid Class B
      Investor Default Amount                                            0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class A Monthly Cap Interest                                      0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class A Monthly Servicing Fee                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class A Investor Default Amount                                   0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy remaining Class A
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Monthly Cap Interest                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Monthly Servicing Fee                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Investor Default Amount                                   0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Reallocated Class B Principal Collections used to satisfy remaining
     Class A Required Amount                                             0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                     0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                  0.00
      Reallocated Class B Principal Collections used to satisfy
       unpaid unreimbursed Class A Investor Charge-offs                  0.00
      Remaining Class A Required Amount                                  0.00

    Reallocated Class B Investor Interest used to satisfy remaining
     Class A Required Amount                                             0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                     0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                    0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs        0.00
      Remaining Class A Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class B Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                      0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                   0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                         0.00
      Remaining Class B Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy remaining Class B
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining Class B
       unpaid Investor Default Amount                                    0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                         0.00
      Remaining Class B Required Amount                                  0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy reimbursements of Class B
     Investor Interest                                                   0.00

    Excess Spread used to satisfy deposits into Required Cash
     Collateral Account                                                  0.00

    Excess Spread used to satisfy shortfalls of the Class A Interest
     Payments                                                            0.00

    Excess Spread used to satisfy shortfalls of the Class B Interest
     Payments                                                            0.00

    Excess Spread used to satisfy payments per Loan Agreement      770,813.78

    Excess Spread used to satisfy Class A Excess Interest                0.00

    Excess Spread used to satisfy Class B Excess Interest                0.00

    Remaining Excess Spread after Funding Spread Account
     (Shortfall) (dollars)                                               0.00
    Remaining Excess Spread after Funding Spread Account
     (Shortfall) (percentage of Investor Interest)                       0.00%

    Class A Investor Certificate Interest Shortfall (Deficiency Amounts) 0.00

    Class A Charge-offs                                                  0.00
    Unreimbursed Class A Charge Offs                                     0.00
    Unreimbursed Class A Charge Offs per $1,000 Original Investment      0.00

    Class A Monthly Servicing Fee Shortfall                              0.00

    Class B Investor Certificate Interest Shortfall                      0.00

    Class B Charge-offs                                                  0.00
    Unreimbursed Class B Charge Offs                                     0.00
    Unreimbursed Class B Charge Offs per $1,000 Original Investment      0.00

    Class B Monthly Servicing Fee Shortfall                              0.00

    Available Principal Collections                             55,458,294.91

    Monthly Principal Payable To Class A Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Payable To Class B Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                 58,041,521.91

    (Net Deposit)/Draws on Shared Principal Collections                  0.00

    Required Shared Finance Charge Collections from other Series         0.00
    Draw on Shared Finance Charge Collections from other Series          0.00

    Withdrawal from Cash Collateral Account                              0.00

    Class B Investor Certificate Interest Shortfall
     (Deficiency Amounts)                                                0.00

    Required Shared Finance Charge Collections for other
     Series                                                              0.00
    Deposit of Shared Finance Charge Collections for other Series        0.00

    Total Distribution to Class A Investors                      1,622,593.75
    Total Distribution to Class A Investors per $1,000 Invested          4.28

    Total Distribution to Class B Investors                         92,531.25
    Total Distribution to Class B Investors per $1,000 Invested          4.41

3.  Calculation of Certificate Interest

    Class A Certificate Rate                                         5.13750%
    Class A Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class A Deficiency Amount                           0.00

    Class A Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class A Certificate Interest                      1,622,593.75

    Expected Class A Principal                                 379,000,000.00
    This Month Class A Cap Shortfall                                     0.00
    Class A Excess Interest                                              0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          1,622,593.75
    Total Class A Interest Distributable per $1,000 of Class A
     Original Investment                                                 4.28

    Class B Certificate Rate                                         5.28750%
    Class B Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class B Deficiency Amount                           0.00

    Class B Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class B Certificate Interest                         92,531.25

    Expected Class B Principal                                  21,000,000.00
    This Month Class B Cap Shortfall                                     0.00
    Class B Excess Interest                                              0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                             92,531.25
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                                 4.41

    Total Certificate Interest Distributable to
     Certificateholders                                          1,715,125.00

    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                 4.29

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                400,000,000.00

    Beginning Class A Interest                                 379,000,000.00

    Class A Available Principal Collections                     52,546,743.43
    Class A Monthly Unreimbursed Charge-Offs                             0.00
    Total Class A Monthly Principal                             54,994,342.01

    Class A Monthly Principal Reinvested in Receivables         54,994,342.01

    Class A Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class A Certificateholders              0.00

    Class A Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class A Certificateholders              0.00
    Class A Monthly Principal Payable per $1,000 of Original Investment  0.00

    Beginning Class B Interest                                  21,000,000.00

    Class B Available Principal Collections                      2,911,560.48
    Class B Monthly Unreimbursed Charge-Offs                             0.00
    Total Class B Monthly Principal                              3,047,179.90

    Class B Reallocated Principal Collections                            0.00
    Prior Month's Cumulative Class B Reallocated Principal Collections   0.00
    Class B Reallocated Investor Interest                                0.00
    Prior Month's Cumulative Class B Reallocated Investor Interest       0.00

    Class B Monthly Principal Reinvested in Receivables          3,047,179.90

    Class B Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class B Certificateholders              0.00

    Required Shared Principal Collections for other Series               0.00
    Deposit of Shared Principal Collections for other Series             0.00
    Required Shared Principal Collections from other Series              0.00
    Draw on Shared Principal Collections from other Series               0.00

    Class B Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class B Certificateholders              0.00
    Class B Monthly Principal Payable per $1,000 of Original Investment  0.00

    Ending Investor Interest                                   400,000,000.00
    Ending Class A Interest                                    379,000,000.00
    Ending Class B Interest                                     21,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
      Amount to 7 decimal places)                                   1.0000000

6.  Calculation of Monthly Servicing Fee

    Series Servicing Fee Percentage                                     2.00%

    Beginning Class A Investor Interest                        379,000,000.00
    Beginning Class B Investor Interest                         21,000,000.00
    Beginning Investor Interest                                400,000,000.00

    Class A Monthly Servicing Fee                                  631,666.67
    Class B Monthly Servicing Fee                                   35,000.00
    Total Monthly Servicing  Fee                                   666,666.67

7.  Cash Collateral Account Activity

    Beginning of Month Balance                                  36,000,000.00

    Required Cash Collateral Account Amount                     36,000,000.00

    Excess Spread used to satisfy payments per Loan Agreement      770,813.78

    Cash Collateral Account Deposits                                     0.00

    Reinvestment Income Received on Cash Collateral Account         82,780.65

    Aggregate Cash Collateral Account Draws                              0.00

    Available Cash Collateral Amount     (Dollars)              36,000,000.00
    Available Cash Collateral Amount     (Percentage)                   9.00%

8.  Past Due Statistics
    (past due on a contractual basis)
    1-30 days past due     Dollars                             106,154,275.52
                           Percent Dollars                              4.05%
                           Number of Accts                             33,630
                           Percent Number of Accts                      1.66%

    31-60 days past due    Dollars                              27,412,447.27
                           Percent Dollars                              1.05%
                           Number of Accts                              7,001
                           Percent Number of Accts                      0.35%

    61-90 days past due    Dollars                              18,833,541.39
                           Percent Dollars                              0.72%
                           Number of Accts                              4,294
                           Percent Number of Accts                      0.21%

    91-120 days past due   Dollars                              16,104,460.60
                           Percent Dollars                              0.62%
                           Number of Accts                              3,590
                           Percent Number of Accts                      0.18%

    121-150 days past due  Dollars                              14,093,617.35
                           Percent Dollars                              0.54%
                           Number of Accts                              2,869
                           Percent Number of Accts                      0.14%

    151-180 days past due  Dollars                              12,199,552.29
                           Percent Dollars                              0.47%
                           Number of Accts                              2,436
                           Percent Number of Accts                      0.12%

    181 + days past due    Dollars                               5,366,934.66
                           Percent Dollars                              0.20%
                           Number of Accts                              1,055
                           Percent Number of Accts                      0.05%

9. Base Rate Calculation

   Gross Yield                                                    17.21%

   Percentage on Defaulted Accounts                                7.75% (1)(2)

   Portfolio Yield   (net of losses)                               9.46% (1)(2)

   Base Rate                                                       7.15%

   Excess of Portfolio Yield over Base Rate                        2.31% (1)(2)

10. Number of Accounts in the Trust

    Number of Additional Accounts                                    153,278
    Number of Expired Removed Accounts                                50,547
    Number of Removed Accounts                                        39,933
    Number of Automatic Additonal Accounts                               383
    Ending Number of Accounts                                      2,024,191

(1) During the fourth quarter of 1998, People's Bank modified its methodology for charging off delinquent credit card receivables. The Bank will now charge-off as a loan loss credit card receivables in the month in which the receivable becomes 181 days past due. The prior practice had been to charge-off delinquent receivables between the 210th through the 240th day of delinquency. For the People's Bank Credit Card Master Trust (the "Trust"), this modification will result in approximately $17 million of additional Defaulted Receivables and a corresponding decrease in delinquent Receivables (based on the level of delinquent Receivables 181 days past due on December 31, 1998). For operational purposes, this change will be phased-in over a period of up to 12 months which commenced with the January 1999 Monthly Period. Investors should note that for People's Bank's financial reporting purposes, the entire amount of additional charge-offs was recognized during the fourth quarter of 1998.

For the June 1999 Monthly Period, the additional Defaulted Receivables resulting from this change of methodology are $2,201,246.29 or 1.04%.

(2) As a result of recent changes in regulatory guidelines, the Bank has adopted a new methodology for charging off bankruptcies. The new policy is being phased inover the balance of the calendar year and during that period will generally have the effect of lowering the reported Default Amount and Default Percentage, compared to the method previously used. For the June 1999 Monthly Period, the reductions in the Default Amount and Default Percentage due to the change in policy are approximately $575,000.00 and 0.27%, respectively, based on a pro-rata allocation of charge-offs to Receivables in the People's Bank Credit Card Master Trust. The magnitude of the reduction is expected to be less in future months.


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      28
Monthly Period Ended                                           June 30, 1999
Distribution Date                                              July 15, 1999
Determination Date                                              July 9, 1999
Number of Days in Period                                                  30

1.  Trust Activity Series 1997-1

    Beginning of Month - Aggregate Principal Receivables    2,528,432,535.91

    Principal Collections on the Receivables                  350,556,393.11

    Finance Charge Collections on the Receivables              36,256,663.52

    Receivables in Defaulted Accounts                          16,328,788.00

    End of Month - Aggregate Principal Receivables          2,618,122,806.35

    Investor Interest Series 1995-1                           400,000,000.00
    Investor Interest Series 1996-1                           400,000,000.00
    Investor Interest Series 1997-1                           500,000,000.00
    Investor Interest Series 1997-2                           500,000,000.00
    Investor Interest Series 1998-1                           400,000,000.00
    Seller Principal Receivables                              418,122,806.35

    Adjusted Investor Interest Series 1997-1                  500,000,000.00
     Class A Adjusted Investor Interest                       425,000,000.00
     Class B Investor Interest                                 33,750,000.00
     Collateral Interest                                       41,250,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       19.0976527%
                           Charged-Off Accounts                  19.0976527%
                           Principal Receivables                 19.0976527%


    Class A Percentage with respect to...
                           Finance Charges                       16.2330048%
                           Charged-Off Accounts                  16.2330048%
                           Principal Receivables                 16.2330048%

    Class B Percentage with respect to...
                           Finance Charges                        1.2890916%
                           Charged-Off Accounts                   1.2890916%
                           Principal Receivables                  1.2890916%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        1.5755563%
                           Charged-Off Accounts                   1.5755563%
                           Principal Receivables                  1.5755563%

    Seller Percentage with respect to...
                           Finance Charges                       15.9703283%
                           Charged-Off Accounts                  15.9703283%
                           Principal Receivables                 15.9703283%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                6,094,321.99

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)              1,808,906.25
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                      0.00
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               708,333.33
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             2,744,678.69
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                    832,403.72

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  483,960.86

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                149,273.44
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)"               56,250.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               217,959.78
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     60,477.64

    Class B Required Amount                                              0.00

    Collateral Available Finance Charge Collections                591,507.72

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                 68,750.00
     Unpaid Collateral Interest Monthly Servicing Fee                    0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                   522,757.72

    Total Excess Spread                                          1,415,639.08

    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                             0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                       0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class B                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest         132,434.90
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       266,395.28
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00

    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                      1,016,808.90
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  2.44%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   72,551,902.39
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              72,551,902.39

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)                      0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                72,551,902.39

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                     1,808,906.25
    Total Distribution to Class A Investors per $1,000
     Invested                                                           4.26

    Total Distribution to Class B Investors                       149,273.44
    Total Distribution to Class B Investors per $1,000
     Invested                                                           4.42

    Total Distribution to Collateral Interest Holders             132,434.90
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                    3.21

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account                       0.00
   Deposits into Principal Funding Account                              0.00
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                          0.00

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                                0.00
   Principal Funding Investment Shortfall                               0.00

   Beginning Balance of Reserve Account                                 0.00
   Available Reserve Account Amount                                     0.00
   Reserve Account Funding Date                                          N/A
   Starting Month to Fund Reserve Account                                N/A
   Required Reserve Account Amount                                      0.00
   Reserve Account Investment Proceeds                                  0.00
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Ending Balance of Reserve Account                                    0.00
   Percent Reserve Account to Total Initial Class A Interest            0.00%
   Percent Required Reserve Account to Total Initial Class A Interest   0.00%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        5.10750%
    Class A Cap Rate                                               10.12000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                             0.00
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                              0.00
    Principal Funding Investment Shortfall                             0.00
    Reserve Account Draws                                              0.00

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                          1,808,906.25
    Class A Monthly Interest                                   1,808,906.25

    Expected Class A Principal                               425,000,000.00
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                        1,808,906.25
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       4.26

    Class B Certificate Rate                                        5.30750%
    Class B Cap Rate                                               10.32000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                            149,273.44
    Class B Monthly Interest                                     149,273.44

    Expected Class B Principal                                33,750,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                          149,273.44
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               4.42

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                1,958,179.69

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B Certificateholders     4.27

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              500,000,000.00

    Beginning Class A Investor Interest                      425,000,000.00
    Class A Monthly Principal                                          0.00
    Controlled Deposit Amount                                          0.00
    Controlled Accumulation Amount                                     0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         425,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       33,750,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          33,750,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               72,551,902.39
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 500,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  1.0000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      425,000,000.00
   Beginning Class B Investor Interest                        33,750,000.00
   Beginning Collateral Investor Interest                     41,250,000.00

   Class A Monthly Servicing Fee                                 708,333.33
   Class B Monthly Servicing Fee                                  56,250.00
   Collateral Interest Monthly Servicing Fee                      68,750.00

   Total Monthly Servicing  Fee                                  833,333.33

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             41,250,000.00

    Required Collateral Interest Amount                       41,250,000.00
    Collateral Interest Surplus                                        0.00
    Collateral  Monthly Interest                                 132,434.90
    Collateral Monthly Principal                                       0.00
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge Collections 0.00 Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                               0.00
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               3.21
    Ending Collateral Interest                                41,250,000.00

    Collateral Default Amount this period                        266,395.28
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           41,250,000.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  8.25%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                            106,154,275.52
                           Percent Dollars                             4.05%
                           Number of Accts                           33,630
                           Percent Number of Accts                     1.66%

    31-60 days past due    Dollars                            27,412,447.27
                           Percent Dollars                             1.05%
                           Number of Accts                            7,001
                           Percent Number of Accts                     0.35%

    61-90 days past due    Dollars                            18,833,541.39
                           Percent Dollars                             0.72%
                           Number of Accts                            4,294
                           Percent Number of Accts                     0.21%

    91-120 days past due   Dollars                            16,104,460.60
                           Percent Dollars                             0.62%
                           Number of Accts                            3,590
                           Percent Number of Accts                     0.18%

    121-150 days past due  Dollars                            14,093,617.35
                           Percent Dollars                             0.54%
                           Number of Accts                            2,869
                           Percent Number of Accts                     0.14%


    151-180 days past due  Dollars                            12,199,552.29
                           Percent Dollars                             0.47%
                           Number of Accts                            2,436
                           Percent Number of Accts                     0.12%

    181 + days past due    Dollars                             5,366,934.66
                           Percent Dollars                             0.20%
                           Number of Accts                            1,055
                           Percent Number of Accts                     0.05%

10. Base Rate Calculation

    Gross Yield                                                 17.21%

    Percentage on Defaulted Accounts                             7.75% (1)(2)

    Portfolio Yield   (net of losses)                            9.46% (1)(2)

    Base Rate                                                    7.02%

    Excess of Portfolio Yield over Base Rate                     2.44% (1)(2)

11. Number of Accounts in the Trust

    Number of Additional Accounts                                   153,278
    Number of Expired Removed Accounts                               50,547
    Number of Removed Accounts                                       39,933
    Number of Automatic Additonal Accounts                              383
    Ending Number of Accounts                                     2,024,191

(1) During the fourth quarter of 1998, People's Bank modified its methodology for charging off delinquent credit card receivables. The Bank will now charge-off as a loan loss credit card receivables in the month in which the receivable becomes 181 days past due. The prior practice had been to charge-off delinquent receivables between the 210th through the 240th day of delinquency. For the People's Bank Credit Card Master Trust (the "Trust"), this modification will result in approximately $17 million of additional Defaulted Receivables and a corresponding decrease in delinquent Receivables (based on the level of delinquent Receivables 181 days past due on December 31, 1998). For operational purposes, this change will be phased-in over a period of up to 12 months which commenced with the January 1999 Monthly Period. Investors should note that for People's Bank's financial reporting purposes, the entire amount of additional charge-offs was recognized during the fourth quarter of 1998.

For the June 1999 Monthly Period, the additional Defaulted Receivables resulting from this change of methodology are $2,201,246.29 or 1.04%.

(2) As a result of recent changes in regulatory guidelines, the Bank has adopted a new methodology for charging off bankruptcies. The new policy is being phased inover the balance of the calendar year and during that period will generally have the effect of lowering the reported Default Amount and Default Percentage, compared to the method previously used. For the June 1999 Monthly Period, the reductions in the Default Amount and Default Percentage due to the change in policy are approximately $575,000.00 and 0.27%, respectively, based on a pro-rata allocation of charge-offs to Receivables in the People's Bank Credit Card Master Trust. The magnitude of the reduction is expected to be less in future months.


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-2
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      22
Monthly Period Ended                                           June 30, 1999
Distribution Date                                              July 15, 1999
Determination Date                                              July 9, 1999
Number of Days in Period                                                  30

1.  Trust Activity Series 1997-2

    Beginning of Month - Aggregate Principal Receivables    2,528,432,535.91

    Principal Collections on the Receivables                  350,556,939.11

    Finance Charge Collections                                 36,256,663.52

    Receivables in Defaulted Accounts                          16,328,788.00

    End of Month - Aggregate Principal Receivables          2,618,122,806.35

    Investor Interest Series 1995-1                           400,000,000.00
    Investor Interest Series 1996-1                           400,000,000.00
    Investor Interest Series 1997-1                           500,000,000.00
    Investor Interest Series 1997-2                           500,000,000.00
    Investor Interest Series 1998-1                           400,000,000.00
    Seller Principal Receivables                              418,122,806.35

    Adjusted Investor Interest Series 1997-2                  500,000,000.00
     Class A Adjusted Investor Interest                       425,000,000.00
     Class B Investor Interest                                 33,750,000.00
     Collateral Interest                                       41,250,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       19.0976527%
                           Charged-Off Accounts                  19.0976527%
                           Principal Receivables                 19.0976527%


    Class A Percentage with respect to...
                           Finance Charges                       16.2330048%
                           Charged-Off Accounts                  16.2330048%
                           Principal Receivables                 16.2330048%

    Class B Percentage with respect to...
                           Finance Charges                        1.2890916%
                           Charged-Off Accounts                   1.2890916%
                           Principal Receivables                  1.2890916%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        1.5755563%
                           Charged-Off Accounts                   1.5755563%
                           Principal Receivables                  1.5755563%

    Seller Percentage with respect to...
                           Finance Charges                       15.9703283%
                           Charged-Off Accounts                  15.9703283%
                           Principal Receivables                 15.9703283%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                6,094,321.99

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)              1,812,447.92
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                      0.00
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               708,333.33
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             2,744,678.69
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                    828,862.06

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  483,960.86

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                149,554.69
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                56,250.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               217,959.78
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     60,196.39

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections                591,507.72

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                 68,750.00
     Unpaid Collateral Interest Monthly Servicing Fee                    0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                   522,757.72

    Total Excess Spread                                          1,411,816.17

    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                             0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                       0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class B                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest         142,122.40
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       266,395.28
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00

    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                      1,003,298.49
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  2.41%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   72,551,902.39
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              72,551,902.39

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)                      0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                72,551,902.39

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                     1,812,447.92
    Total Distribution to Class A Investors per $1,000
     Invested                                                           4.26

    Total Distribution to Class B Investors                       149,554.69
    Total Distribution to Class B Investors per $1,000
     Invested                                                           4.33

    Total Distribution to Collateral Interest Holders             142,122.40
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                    3.45

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account                       0.00
   Deposits into Principal Funding Account                              0.00
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                          0.00

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                                0.00
   Principal Funding Investment Shortfall                               0.00

   Beginning Balance of Reserve Account                                 0.00
   Available Reserve Account Amount                                     0.00
   Reserve Account Funding Date                                          N/A
   Starting Month to Fund Reserve Account                                N/A
   Required Reserve Account Amount                                      0.00
   Reserve Account Investment Proceeds                                  0.00
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Ending Balance of Reserve Account                                    0.00
   Percent Reserve Account to Total Initial Class A Interest            0.00%
   Percent Required Reserve Account to Total Initial Class A Interest   0.00%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        5.11750%
    Class A Cap Rate                                               10.13000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                             0.00
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                              0.00
    Principal Funding Investment Shortfall                             0.00
    Reserve Account Draws                                              0.00

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                          1,812,447.92
    Class A Monthly Interest                                   1,812,447.92

    Expected Class A Principal                               425,000,000.00
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                        1,812,447.92
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       4.26

    Class B Certificate Rate                                        5.31750%
    Class B Cap Rate                                               10.33000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                            149,554.69
    Class B Monthly Interest                                     149,554.69

    Expected Class B Principal                                33,750,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                          149,554.69
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               4.43

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                1,962,002.61

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                4.28

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              500,000,000.00

    Beginning Class A Investor Interest                      425,000,000.00
    Class A Monthly Principal                                          0.00
    Controlled Deposit Amount                                          0.00
    Controlled Accumulation Amount                                     0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         425,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       33,750,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          33,750,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               72,551,902.39
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 500,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  1.0000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      425,000,000.00
   Beginning  Class B Investor Interest                       33,750,000.00
   Beginning Collateral Investor Interest                     41,250,000.00

   Class A Monthly Servicing Fee                                 708,333.33
   Class B Monthly Servicing Fee                                  56,250.00
   Collateral Interest Monthly Servicing Fee                      68,750.00

   Total Monthly Servicing  Fee                                  833,333.33

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             41,250,000.00

    Required Collateral Interest Amount                       41,250,000.00
    Collateral Interest Surplus                                        0.00
    Collateral  Monthly Interest                                 142,122.40
    Collateral Monthly Principal                                       0.00
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                               0.00
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               3.45
    Ending Collateral Interest                                41,250,000.00

    Collateral Default Amount this period                        266,395.28
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           41,250,000.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  8.25%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                           106,154,275.52
                           Percent Dollars                             4.05%
                           Number of Accts                           33,630
                           Percent Number of Accts                     1.66%

    31-60 days past due    Dollars                            27,412,447.27
                           Percent Dollars                             1.05%
                           Number of Accts                            7,001
                           Percent Number of Accts                     0.35%

    61-90 days past due    Dollars                            18,833,541.39
                           Percent Dollars                             0.72%
                           Number of Accts                            4,294
                           Percent Number of Accts                     0.21%

    91-120 days past due   Dollars                            16,104,460.60
                           Percent Dollars                             0.62%
                           Number of Accts                            3,590
                           Percent Number of Accts                     0.18%

    121-150 days past due  Dollars                            14,093,617.35
                           Percent Dollars                             0.54%
                           Number of Accts                            2,869
                           Percent Number of Accts                     0.14%

    151-180 days past due  Dollars                            12,199,552.29
                           Percent Dollars                             0.47%
                           Number of Accts                            2,436
                           Percent Number of Accts                     0.12%

    181 + days past due    Dollars                             5,366,934.66
                           Percent Dollars                             0.20%
                           Number of Accts                            1,055
                           Percent Number of Accts                     0.05%

10. Base Rate Calculation

    Gross Yield                                               17.21%

    Percentage on Defaulted Accounts                           7.75% (1)(2)

    Portfolio Yield (net of losses)                            9.46% (1)(2)

    Base Rate                                                  7.05%

    Excess of Portfolio over Base Rate                         2.41% (1)(2)


11. Number of Accounts in the Trust

    Number of Additional Accounts                                   153,278
    Number of Expired Removed Accounts                               50,547
    Number of Removed Accounts                                       39,933
    Number of Automatic Additional Accounts                             383
    Ending Number of Accounts                                     2,024,191

(1) During the fourth quarter of 1998, People's Bank modified its methodology for charging off delinquent credit card receivables. The Bank will now charge-off as a loan loss credit card receivables in the month in which the receivable becomes 181 days past due. The prior practice had been to charge-off delinquent receivables between the 210th through the 240th day of delinquency. For the People's Bank Credit Card Master Trust (the "Trust"), this modification will result in approximately $17 million of additional Defaulted Receivables and a corresponding decrease in delinquent Receivables (based on the level of delinquent Receivables 181 days past due on December 31, 1998). For operational purposes, this change will be phased-in over a period of up to 12 months which commenced with the January 1999 Monthly Period. Investors should note that for People's Bank's financial reporting purposes, the entire amount of additional charge-offs was recognized during the fourth quarter of 1998.

For the June 1999 Monthly Period, the additional Defaulted Receivables resulting from this change of methodology are $2,201,246.29 or 1.04%.

(2) As a result of recent changes in regulatory guidelines, the Bank has adopted a new methodology for charging off bankruptcies. The new policy is being phased inover the balance of the calendar year and during that period will generally have the effect of lowering the reported Default Amount and Default Percentage, compared to the method previously used. For the June 1999 Monthly Period, the reductions in the Default Amount and Default Percentage due to the change in policy are approximately $575,000.00 and 0.27%, respectively, based on a pro-rata allocation of charge-offs to Receivables in the People's Bank Credit Card Master Trust. The magnitude of the reduction is expected to be less in future months.


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1998-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      15
Monthly Period Ended                                           June 30, 1999
Distribution Date                                              July 15, 1999
Determination Date                                              July 9, 1999
Number of Days in Period                                                  30

1.  Trust Activity Series 1998-1

    Beginning of Month - Aggregate Principal Receivables    2,528,432,535.91

    Principal Collections on the Receivables                  350,556,393.11

    Finance Charge Collections                                 36,256,663.52

    Receivables in Defaulted Accounts                          16,328,788.00

    End of Month - Aggregate Principal Receivables          2,618,122,806.35

    Investor Interest Series 1995-1                           400,000,000.00
    Investor Interest Series 1996-1                           400,000,000.00
    Investor Interest Series 1997-1                           500,000,000.00
    Investor Interest Series 1997-2                           500,000,000.00
    Investor Interest Series 1998-1                           400,000,000.00
    Seller Principal Receivables                              418,122,806.35

    Adjusted Investor Interest Series 1998-1                  400,000,000.00
     Class A Adjusted Investor Interest                       343,000,000.00
     Class B Investor Interest                                 27,000,000.00
     Collateral Interest                                       30,000,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       15.2781221%
                           Charged-Off Accounts                  15.2781221%
                           Principal Receivables                 15.2781221%


    Class A Percentage with respect to...
                           Finance Charges                       13.1009897%
                           Charged-Off Accounts                  13.1009897%
                           Principal Receivables                 13.1009897%

    Class B Percentage with respect to...
                           Finance Charges                        1.0312732%
                           Charged-Off Accounts                   1.0312732%
                           Principal Receivables                  1.0312732%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        1.1458592%
                           Charged-Off Accounts                   1.1458592%
                           Principal Receivables                  1.1458592%

    Seller Percentage with respect to...
                           Finance Charges                       15.9703283%
                           Charged-Off Accounts                  15.9703283%
                           Principal Receivables                 15.9703283%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                4,918,476.33

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)              1,465,610.42
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                      0.00
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               571,666.67
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             2,215,117.15
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                    666,082.09

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  387,168.69

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                119,868.75
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                45,000.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               174,367.82
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     47,932.12

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections               430,187.43

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                50,000.00
     Unpaid Collateral Interest Monthly Servicing Fee                   0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                  380,187.43

    Total Excess Spread                                         1,094,201.64

    Excess Spread used to satisfy Class A Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                            0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Excess Spread used to satisfy Class B Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Remaining Class B Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest          91,041.67
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       193,742.03
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00

    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                        809,417.94
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  2.43%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   58,041,521.91
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              58,041,521.91

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)                      0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                58,041,521.91

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                     1,465,610.42
    Total Distribution to Class A Investors per $1,000
     Invested                                                           4.27

    Total Distribution to Class B Investors                       119,868.75
    Total Distribution to Class B Investors per $1,000
     Invested                                                           4.44

    Total Distribution to Collateral Interest Holders              91,041.67
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                    3.03

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account                       0.00
   Deposits into Principal Funding Account                              0.00
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                          0.00

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                                0.00
   Principal Funding Investment Shortfall                               0.00

   Beginning Balance of Reserve Account                                 0.00
   Available Reserve Account Amount                                     0.00
   Reserve Account Funding Date                                          N/A
   Starting Month to Fund Reserve Account                                N/A
   Required Reserve Account Amount                                      0.00
   Reserve Account Investment Proceeds                                  0.00
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Ending Balance of Reserve Account                                    0.00
   Percent Reserve Account to Total Initial Class A Interest            0.00%
   Percent Required Reserve Account to Total Initial Class A Interest   0.00%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        5.12750%
    Class A Cap Rate                                                9.14000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                             0.00
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                              0.00
    Principal Funding Investment Shortfall                             0.00
    Reserve Account Draws                                              0.00

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                          1,465,610.42
    Class A Monthly Interest                                   1,465,610.42

    Expected Class A Principal                               343,000,000.00
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                        1,465,610.42
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       4.27

    Class B Certificate Rate                                        5.32750%
    Class B Cap Rate                                                9.34000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                            119,868.75
    Class B Monthly Interest                                     119,868.75

    Expected Class B Principal                                27,000,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                          119,868.75
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               4.44

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                1,585,479.17

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                4.29

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              400,000,000.00

    Beginning Class A Investor Interest                      343,000,000.00
    Class A Monthly Principal                                          0.00
    Controlled Deposit Amount                                          0.00
    Controlled Accumulation Amount                                     0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         343,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       27,000,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          27,000,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               58,041,521.91
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 400,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  1.0000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      343,000,000.00
   Beginning  Class B Investor Interest                       27,000,000.00
   Beginning Collateral Investor Interest                     30,000,000.00

   Class A Monthly Servicing Fee                                 571,666.67
   Class B Monthly Servicing Fee                                  45,000.00
   Collateral Interest Monthly Servicing Fee                      50,000.00

   Total Monthly Servicing  Fee                                  666,666.67

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             30,000,000.00

    Required Collateral Interest Amount                       30,000,000.00
    Collateral Interest Surplus                                        0.00
    Collateral  Monthly Interest                                  91,041.67
    Collateral Monthly Principal                                       0.00
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                               0.00
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               3.03
    Ending Collateral Interest                                30,000,000.00

    Collateral Default Amount this period                        193,742.03
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           30,000,000.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  7.50%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                           106,154,275.52
                           Percent Dollars                             4.05%
                           Number of Accts                           33,630
                           Percent Number of Accts                     1.66%

    31-60 days past due    Dollars                            27,412,447.27
                           Percent Dollars                             1.05%
                           Number of Accts                            7,001
                           Percent Number of Accts                     0.35%

    61-90 days past due    Dollars                            18,833,541.39
                           Percent Dollars                             0.72%
                           Number of Accts                            4,294
                           Percent Number of Accts                     0.21%

    91-120 days past due   Dollars                            16,104,460.60
                           Percent Dollars                             0.62%
                           Number of Accts                            3,590
                           Percent Number of Accts                     0.18%

    121-150 days past due  Dollars                            14,093,617.35
                           Percent Dollars                             0.54%
                           Number of Accts                            2,869
                           Percent Number of Accts                     0.14%

    151-180 days past due  Dollars                            12,199,552.29
                           Percent Dollars                             0.47%
                           Number of Accts                            2,436
                           Percent Number of Accts                     0.12%

    181 + days past due    Dollars                             5,366,934.66
                           Percent Dollars                             0.20%
                           Number of Accts                            1,055
                           Percent Number of Accts                     0.05%

10. Base Rate Calculation

    Gross Yield                                                 17.21%

    Percentage on Defaulted Accounts                             7.75% (1)(2)

    Portfolio Yield (net of losses)                              9.46% (1)(2)

    Base Rate                                                    7.03%

    Excess of Portfolio over Base Rate                           2.43% (1)(2)

11. Number of Accounts in the Trust

    Number of Additional Accounts                                   153,278
    Number of Expired Removed Accounts                               50,547
    Number of Removed Accounts                                       39,933
    Number of Automatic Additional Accounts                             383
    Ending Number of Accounts                                     2,024,191

(1) During the fourth quarter of 1998, People's Bank modified its methodology for charging off delinquent credit card receivables. The Bank will now charge-off as a loan loss credit card receivables in the month in which the receivable becomes 181 days past due. The prior practice had been to charge-off delinquent receivables between the 210th through the 240th day of delinquency. For the People's Bank Credit Card Master Trust (the "Trust"), this modification will result in approximately $17 million of additional Defaulted Receivables and a corresponding decrease in delinquent Receivables (based on the level of delinquent Receivables 181 days past due on December 31, 1998). For operational purposes, this change will be phased-in over a period of up to 12 months which commenced with the January 1999 Monthly Period. Investors should note that for People's Bank's financial reporting purposes, the entire amount of additional charge-offs was recognized during the fourth quarter of 1998.

For the June 1999 Monthly Period, the additional Defaulted Receivables resulting from this change of methodology are $2,201,246.29 or 1.04%.

(2) As a result of recent changes in regulatory guidelines, the Bank has adopted a new methodology for charging off bankruptcies. The new policy is being phased inover the balance of the calendar year and during that period will generally have the effect of lowering the reported Default Amount and Default Percentage, compared to the method previously used. For the June 1999 Monthly Period, the reductions in the Default Amount and Default Percentage due to the change in policy are approximately $575,000.00 and 0.27%, respectively, based on a pro-rata allocation of charge-offs to Receivables in the People's Bank Credit Card Master Trust. The magnitude of the reduction is expected to be less in future months.